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                                                                   Exhibit 10.28




                            CENTENNIAL AIRPORT PLAZA

                                 OFFICE BUILDING


                                      LEASE

                                    AGREEMENT


                                     BETWEEN


                              CENTENNIAL PLAZA, LLC
                                   ("LESSOR")


                                       AND


                             BUSINESS RESOURCE GROUP
                                   ("LESSEE")


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                              CENTENNIAL PLAZA, LLC


                                  OFFICE LEASE


         THIS LEASE, dated and entered into this 4th day of October, 1996, by and between CENTENNIAL PLAZA, LLC, a Colorado corporation, as agent for the Lessor, having an office at 591 South Downing Street, Denver, Colorado, 80209, (hereinafter called "Lessor") and:

                             BUSINESS RESOURCE GROUP
                            a California corporation


(hereinafter called "Lessee").

                              W I T N E S S E T H:

         Lessor hereby leases to Lessee and Lessee hereby leases from Lessor certain premises in a building known as:

                        CENTENNIAL AIRPORT PLAZA BUILDING
                      12200 E. Briarwood Avenue, Suite 199
                            Englewood, Colorado 80112

as defined on Exhibit "A", attached hereto and made a part hereof, consisting of approximately One Thousand Three Hundred Fifty Nine (1,359) rentable square feet, (hereinafter referred to as the "Premises"). Lessee shall also have the right to use in conjunction with other tenants in the building certain common facilities, hallways, rest room facilities, elevators and stairs.

         1.       TERM

                  The term of this Lease shall be for a period of Two ( 2 ) years, commencing on October 1, 1996, ("Commencement Date") for, during and until September 30, 1998, ("Expiration Date") unless sooner terminated pursuant to any provision hereof. In the event the Commencement Date is delayed, the Expiration Date will be extended by the same number of days.

                  If the Premises are not suitable for occupancy by the above Commencement Date because remodelling described in Paragraph 4 hereof has not been sufficiently completed, the Commencement Date shall be extended until such time as Lessor obtains a Certificate of Occupancy from the appropriate building department. In such event, the


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Expiration Date of this Lease shall also be extended by the same number of days as the Commencement Date is extended.

         If no Certificate of Occupancy is required, then the Commencement Date shall be extended until such date as remodelling to be performed by Lessor pursuant to Paragraph 4 hereof has been substantially completed so that the Lessee can take possession of the Premises. In such event, the Expiration Date shall also be extended accordingly.

         In the event the Commencement Date and the Expiration Date are extended hereby, the parties agree to execute Exhibit "D", entitled "Acceptance of Premises", attached hereto and incorporated herein.




         2. RENT

                  (a) Lessee agrees to pay Lessor for the full term a minimum rental on said Premises in the total sum of Thirty Five Thousand Three Hundred Thirty Four and 00/100 Dollars ($35,334.00), payable in advance in monthly installments as set forth below on the first day of each month during the term hereof without prior notice of demand, deduction or set off, in lawful money of the United States of America. Rental payments shall be prorated at the rate of one-thirtieth (1/30th) of the monthly rental per day for any partial month. Rental payments shall be paid to Lessor at its office at 1700 Broadway, Suite 300, Denver, Colorado 80290 or at such other place or places as Lessor may from time to time designate in writing. Lessee agrees to pay the rent as herein provided promptly at the times and in the manner herein specified. The minimum rental rate for the first year of the Lease term is Thirteen and 00 /100 Dollars ($ 13.00) per square foot, or One Thousand Four Hundred Twenty Seven and 00/100 Dollars ($ 1,427.00) per month. The minimum rental rate for the second year of the Lease term is Thirteen and 00/100 Dollars ($ 13.00) per square foot, or One Thousand Four Hundred Twenty Seven and 00/100 Dollars ($ 1,427.00) per month.

            ADDITIONAL RENT

                  (b) Lessee agrees to pay additional rent as provided for in Paragraph 3.

            SECURITY DEPOSIT

                  (c) It is agreed that Lessee, at the time of execution of this Lease, has deposited with the Lessor, and will keep on deposit at all times during the term and any extended term of this Lease, the sum of One Thousand Four Hundred Twenty Seven and 00/100 Dollars ($1,427.00) as security for the full and faithful performance of every provision of this Lease to be performed by Lessee. If Lessee defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of rent, Lessor


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may, if such default is not corrected within five (5) days of written notice from Lessor, use, apply or retain all or any part of this security deposit for the payment of any rent or any sum, in default, or for the payment of any other amount which Lessor may spend or become obligated to spend by reasons of Lessee's default or to compensate Lessor for any other loss or damage which Lessor may suffer by reason of Lessee's default. If any portion of said deposit is so used or applied, Lessee shall within five (5) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore the security deposit to its original amount and Lessee's failure to do so shall be a material breach of this Lease. Said deposit shall not be considered as liquidated damages and if claims of Lessor exceed said deposit, Lessee shall remain liable for the balance of such claims. The Lessor shall not be required to keep this security deposit separate from its general funds and Lessee shall not be entitled to interest on such deposit. If Lessee shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Lessee (or, at Lessor's option, to the last assignee of Lessee's interest hereunder) at the expiration of the Lease term and upon Lessee's vacation of the Premises. In the event of termination of Lessor's interest in this Lease, Lessor shall transfer said deposit to Lessor's successor in interest, whereupon, Lessee agrees to release Lessor from liability for the return of such deposit or the accounting therefor.

         3. EXPENSE STOP

            In the event the building operating expenses, as hereinafter defined in Paragraph 6 for operating the subject building, paid for and sustained by the Lessor in any calendar year are greater than the Actual Operating Expenses per rentable square foot for the building for the 1996 calendar year, "Expense Stop", the Lessee shall pay to the Lessor as additional rent for each calendar year or portion thereof an amount equal to the portion of such additional amount as the rentable area of the Premises bears to the rentable area of the building, as adjusted for the actual time during said calendar year when Lessee actually leases the Premises. Lessee's pro rata share shall be based on Lessor's estimate of said costs. Lessor shall estimate the expenses for each calendar year and shall notify the Lessee of its pro rata share. Lessee shall then commence payments upon such notice, as additional rent, retroactive to January 1 of the current year and on the first day of each successive month at the same time and place stated for payment of minimum rent. The difference between the estimated costs and the actual costs shall be accounted for by Lessor. The necessary credit by Lessor, or additional payment by Lessee, shall be made within thirty
(30) days following notice to Lessee of the amount due; provided, however, that no credit shall be made Lessee should Lessee be in default on its leasehold obligations. LANDLORD WILL CAP THE CONTROLLABLE EXPENSES EXCLUDING TAXES, INSURANCE AND UTILITIES AT SEVEN PERCENT (7%).

         4. CONDITION OF PREMISES


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         Lessor agrees to provide the Premises to Lessee in their present finished condition, except that Lessor agrees to remodel the Premises, at Lessor's sole expense, as shown in the Blueprint attached hereto and incorporated herein as Exhibit "B". Remodeling costs may include by way of illustration but not limitation the following: demolition, new walls, doors, painting, ceiling tile, carpet, window dividers, mechanical rearrangement, electrical and lighting. Any remodeling undertaken by Lessee at Lessee's expense shall also be designated in said Exhibit "B" or some other suitable document.

         5. USE OF PREMISES

            (a) Lessee covenants to use the Premises for general office purposes and to use them in a careful, safe and proper manner; to pay on demand for any damage to the Premises caused by negligent act or omission of such Premises by Lessee, its agents or employees or of any other person entering upon the Premises under express or implied invitation of Lessee; not to use or permit the Premises to be used for any purposes prohibited by the laws of the United States, the State of Colorado, the County of Arapahoe, or the ordinances of the City of Englewood; and not to commit waste, nor suffer, nor permit waste to be committed, nor permit any nuisance on or in the Premises.

            (b) Lessee agrees to keep the Premises in a neat, clean and attractive condition; to comply properly with all laws, ordinances, and other governmental rules and regulations concerning the Premises or the streets, sidewalks, alleys, parks, parkways, and other public property abutting the Premises; to use the Premises for no purpose which would render void the fire, extended coverage and added perils insurance on the building. Lessee agrees to pay all extra insurance premiums on the building on which the Premises are a part if such extra insurance premiums are reasonably required as the result of the use which Lessee shall make of the Premises.

            (c) Lessee will not at any time without obtaining Lessor's prior written consent conduct or permit any fire, bankruptcy or auction sale on the Premises; or change the exterior color of the building or any part thereof; or park, operate, load or unload any truck or other delivery vehicle at any place other than the loading area designated for such use; or use the plumbing facilities for any purpose other than that for which they were constructed or dispose of any foreign substance therein; or install any shades, awnings, machinery, motors, or ducts, or install any amplifiers, loudspeakers, phonographs, microphones, or similar devices for any purpose, or use any advertising medium, which may be heard or seen inside or outside the building; permit any rubbish or garbage to accumulate on the Premises in other than rubbish removal areas; or install, maintain, alter, or operate any sign or display visible to public view inside or outside of the building, except as approved by Lessor; or store materials, supplies, equipment or other materials outside the building or outside of the space occupied by Lessee.


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            (d) Lessee will not at any time deface or injure any portion of the
Premises or burn anything in or about the Premises; or keep or display any merchandise or other object on or otherwise obstruct any sidewalks, stairways, walkways, streets, parks or parkways; or use or permit the use of any portion of the Premises as a living quarters, sleeping rooms or for similar uses.

            (e) The Rules and Regulations attached hereto and marked Exhibit "C", as well as rules and regulations as may be hereafter adopted from time to time by Lessor for the safety, care and cleanliness of the Premises and the preservation of good order thereon, are hereby expressly made a part hereof, and Lessee agrees to obey all such Rules and Regulations.



         6. BUILDING OPERATING EXPENSES

            "Building operating expenses" shall mean any and all expenses incurred by the Lessor in connection with the ownership, maintenance, operation, upkeep and repair of the building including the equipment, adjacent walks, loading and parking areas, landscaped areas, and other improvements to the building, including but not limited to salaries, hourly wages, payroll taxes, social security, uniforms and dry cleaning thereof for employees of the Lessor engaged in the operation, maintenance and repair of the building; the costs of all charges for electricity, steam and water or other utilities furnished to the building, including any taxes thereon, other than those chargeable to individual tenants by reason of their extraordinary consumption of such utilities; the costs of all charges for insurance directly relating to the use and/or the operation of the building as aforesaid; the costs of building and cleaning supplies and materials; the costs of all charges for cleaning, maintenance and service contracts and other services with independent contractors, including snow and trash removal and landscaping; salaries of building superintendents and assistants; reasonable allowance for management fees FOR COMPETITIVE BUILDINGS and services; and overhead and legal expenses directly relating to the use and/or operation of the building; real estate taxes and other taxes and assessments incurred in connection with the ownership, operation and maintenance of the building; and all other costs and expenses reasonably necessary in the operation and maintenance of a first-class office building. "Building operating expenses" shall not include interest on debt, capital retirement of debt, capital expenditures (except for capital expenditures which reduce operating expenses, in which case such expenditures shall be amortized over the life of the objects for such capital expenditures), or any cost which is charged to and collected from any tenant of the building on account of negligent or willful act or omission of such tenant or for which such tenant may be liable, contractually or otherwise.


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         7.       MAINTENANCE, ALTERATIONS AND REPAIRS

                  (a) Lessee shall keep the Premises in good condition and repair and said Premises shall not be altered, repaired or changed without the written consent of Lessor, which consent shall not be unreasonably withheld. Lessee shall keep the Premises and building of which the Premises are a part free and clear of any liens, and shall indemnify, hold harmless and defend Lessor from any liens and encumbrances arising out of any work performed or materials furnished by or at the direction of Lessee. In the event any lien is filed, Lessee shall do all acts necessary to discharge any lien within ten (10) days of filing; or, if Lessee desires to contest any lien, then Lessee shall deposit with Lessor such security as Lessor shall demand to insure payment of the lien claim. In the event Lessee shall fail to pay any lien claim when due, or fail to deposit the security with Lessor, then Lessor shall have the right to expend all sums necessary to discharge the lien claim, and Lessee shall pay as additional rental, when the next rental payment is due, all sums expended by Lessor in discharging any lien, including attorney's fees and costs. Lessor shall save and hold Lessee harmless from any loss or damage arising from any lien or encumbrance asserted against the demised Premises due to any act of Lessor.

                  (b) Lessee shall make no repairs, alterations, additions or improvements to the Premises or any part thereof without obtaining the prior approval of Lessor. Lessor may impose as a condition to the aforesaid consent such requirements as Lessor may reasonably deem necessary in its sole discretion, including without limitation thereto, the manner in which the work is done, a right of approval of the contractor by whom the work is to be performed, and the times during which it is to be accomplished. If Lessee requests Lessor to make repairs, alterations, additions or improvements to the Premises, Lessee agrees to pay Lessor therefor in an amount equal to Lessor's substantiated direct costs plus fifteen percent (12%) to cover Lessor's overhead costs, which sums shall be payable fifteen (15) days after receipt of Lessor's invoice by Lessee. All such repairs, alterations, additions or improvements shall at the expiration or earlier termination of the Lease become the property of Lessor and shall remain upon and be surrendered with the Premises, unless agreed otherwise by the parties in writing. Lessee shall, on termination of the Lease, surrender the Premises to Lessor in good condition and repair, normal wear and tear excepted.


         8.       BUILDING SERVICES

                  (a) As a part of the rent, Lessor agrees to furnish to the Premises during hours of generally recognized business days, as stated in Exhibit "C", Paragraph 1, and subject to the Rules and Regulations of the building which the Premises are a part, water and electricity suitable for the intended use of the Premises, heat and air conditioning required in Lessor's reasonable judgment for the comfortable use and occupation of the Premises, and usual janitorial and maintenance service in the building. Lessor shall maintain and keep in repair


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plumbing, electrical wiring, heating and air conditioning equipment required to supply said utilities to the Premises. Lessor shall also maintain and keep lighted the common stairs and entries during generally recognized business days, and shall maintain and keep in repair the general structure, roof and windows of the building of which the Premises are a part.

                  (b) Lessor shall not be liable for and Lessee shall not be entitled to any abatement or reduction of rental by reason of Lessor's failure to furnish any of the foregoing services, when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, riots, civil disturbances or by any other cause beyond the reasonable control of Lessor, provided that Lessor corrects such failure of services with due diligence and within a reasonable period of time after notice thereof.

                  (c) Wherever heat generating machines or equipment, including telephone equipment, are used in the Premises which substantially affect the temperature otherwise maintained by the air conditioning system, Lessor reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation, and the costs of operation and maintenance thereof, shall be paid by Lessee to Lessor upon demand by Lessor.

                  (d) Lessee will not without the consent of Lessor use any apparatus or device in the Premises which will in any way unreasonably increase the amount of electricity or water usually furnished or supplied for use of the Premises; nor connect with electrical current, except through existing electrical outlets in the Premises, or water pipes, any apparatus or device for the purpose of using electric current or water. If Lessee shall require water or electric current in excess of that usually furnished or supplied for the use of the Premises, Lessee shall first procure the consent of the Lessor to the use thereof and Lessor may cause a water meter or electric current meter to be installed in the Premises so as to measure the amount of water and electric current consumed for any such other use. The costs of any such meters and of installation, maintenance and repair thereof shall be paid for by Lessee, and Lessee agrees to pay to Lessor promptly upon demand thereof by Lessor for all such water and electric current consumed, as shown by said meters, at the rates charged for such services by the local public authority, or the local public utility, as the case may be furnished the same.

         9.       PERSONAL PROPERTY TAXES

                  During the term hereof, Lessee shall pay prior to delinquency all taxes assessed against and levied upon fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises; and Lessee shall cause said fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the real and personal property of Lessor. In the event any or all of the Lessee's fixtures, furnishing, equipment and other personal property shall be assessed and taxed with the Lessor's real


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property, the Lessee shall pay to Lessor its share of such taxes within ten (10)
days after delivery to Lessee by Lessor of a statement in writing setting forth the amount of such taxes applicable to the Lessee's property. Lessor will pay when due all real estate and personal property taxes for which it is responsible under this Lease.

         10.      QUIET ENJOYMENT

                  Lessor covenants that Lessee shall peaceably and quietly possess and enjoy the Premises as against all persons claiming any right, title or interest in and to said Premises as long as Lessee shall faithfully perform the covenants, obligations, agreements and conditions of this Lease. Lessor reserves the right to subject its interest in this Lease at all times to the lien of any mortgages or deeds of trust hereafter placed upon the building or any part thereof and to grant to other Lessees in the building rights to use the common areas and other portions of the building not within the Premises.


         11.      PARKING

                  Lessee shall be entitled throughout the term of this Lease to use the parking area on a non-exclusive open basis, which may at Lessor's option be assigned or unassigned. Lessor reserves the right to exercise his option to assign parking spaces at any time during the term of this Lease. Lessee will cooperate with Lessor if it shall become necessary to temporarily interrupt the use of the parking area due to reconstruction or repair of the parking area.

         12.      ENTRY BY LESSOR

                  Lessor and its agents shall have the right to enter the Premises at all reasonable times WITH REASONABLE NOTICE EXCEPT IN CASE OF AN EMERGENCY, for the purpose of examining or inspecting the same, to supply janitorial services and any other service to be provided by Lessor to Lessee hereunder, to show the same to prospective purchasers or tenants of the building, and to make such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part as Lessor may deem necessary or desirable SO LONG AS THEY DO NOT DISRUPT TENANT'S BUSINESS. If, during the last month of the term hereof, Lessee shall have removed substantially all of its property therefrom, Lessor may immediately enter and alter, renovate and redecorate the Premises without elimination or abatement of rent or incurring liability to Lessee.

         13.      PREMISES VACATED DURING TERM OF LEASE

                  If the Lessee shall abandon or vacate said Premises before the end of the term of this Lease, the Lessor may, at its option and without notice, enter said Premises, remove any signs of the Lessee therefrom, and relet the same, or any part thereof, as it may see fit,


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without thereby voiding or terminating this Lease, and, for the purpose of such reletting, the Lessor is authorized to make any repairs, changes and/or alterations necessary or desirable for the purpose of such reletting, and if a sufficient sum shall not be realized from such reletting (after payment of all the costs and expenses of such repairs, changes or alterations, and the expense of such reletting and the collection of rent accruing therefrom), each month to equal the monthly rental agreed to be paid by the Lessee under the provisions of this Lease, then the Lessee agrees to pay such deficiency each month upon demand therefor.

         14.      REMOVAL OF LESSEE'S PROPERTY

                  If the Lessee shall fail to remove all effects from said Premises upon the abandonment thereof or upon the termination of this Lease for any cause whatsoever, the Lessor, at its option, may remove the same in any manner that it shall choose, and store the said effects without liability to the Lessee for loss thereof, and the Lessee agrees to pay the Lessor on demand any and all expenses incurred in such removal, including court costs and attorney's fees and storage charges on such effects for any length of time that the same shall be in the Lessor's possession; or the Lessor may, at its option, without notice, sell in a commercially reasonable manner said effects, or any of the same, at public or private sale and without court order, for such prices as the Lessor may obtain, and apply the proceeds of such sale upon any amounts due under this Lease from the Lessee to the Lessor and upon the expense incident to the removal and said effects, rendering the surplus, if any, to the Lessee.

         15.      EMINENT DOMAIN

                  In the event the Premises, or any part thereof, shall be taken by an exercise of the right of eminent domain or by action of any public or other authority during this Lease or any extension thereof, and such taking shall render the Premises unusable, then this Lease shall terminate as of the date of such taking. The Lessor reserves all rights to damages to said Premises and the leasehold hereby created, hereafter accruing by an exercise of the right of eminent domain, or by reason of anything lawfully done and in pursuance of any public or other authority; and by way of confirmation, the Lessee grants to the Lessor all of the Lessee's right to such damages and covenants to execute and deliver such further instruments of assignment thereof as the Lessor may from time to time request. Nothing in this paragraph shall give Lessor any interest in, or preclude Lessee from, seeking on its own account any award attributable to the taking of personal property or trade fixtures belonging to Lessee, or for the interruption of Lessee's business, or for any moving or relocation expenses, or for any other separate claim which does not reduce or adversely affect in any way the amount of Lessor's award.


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         16.      SALE BY LESSOR

                  In the event of a sale or conveyance by Lessor of the building containing the Premises, such sale or conveyance shall operate to release Lessor from any future liability upon any of the covenants or conditions, express or implied, herein contained in favor of Lessee, and in such event Lessee agrees to look solely to the responsibility of the successor in interest of Lessor in and to this Lease. This Lease shall not be affected by any such sale, and the Lessee agrees to attorn to the purchaser or assignee.

         17.      DAMAGE TO PROPERTY; INJURY TO PERSONS

                  (a) Lessee hereby waives all claims or liability Lessee or Lessee's successors or assigns may have against Lessor, and Lessee hereby indemnifies and agrees to hold Lessor harmless from and to defend Lessor against any and all costs, claims or liability or any injury or damage to any person or property whatsoever; (1) occurring in, on or about the Premises or any part thereof, and (2) occurring in, on or about any facilities (including without limiting the generality of the term "facilities", elevators, stairways, passage ways, hallways, bathrooms, health and exercise areas, conference rooms and parking structures and areas), the use of which Lessee may have in conjunction with other tenants of the building, when such injury or damage is caused solely by the act, neglect, fault of or omission of any duty with respect to the same by Lessee, its agents, contractors, employees or invitees. Lessor shall not be liable to Lessee for any damage by or from any act of negligence of any co-tenant or other occupant of the same building, or by any owner or occupant of adjoining or contiguous property, not caused or contributed to by Lessor. Lessee agrees to pay for all damages to the building, as well as all damages to tenants or occupants thereof, by Lessee's misuse or neglect of said Premises and facilities.

                  (b) Lessor or its agents shall not be liable for any damage to property entrusted to Lessor, its agents or employees of the building manager, if any, nor for the loss of or damage to any property by theft or otherwise, by any means whatsoever, nor for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the building or from the pipes, appliances, or plumbing works therein or from the roof, street or subsurface or from any other place or resulting from dampness or any other cause whatsoever, unless caused by or due to negligence of Lessor, its agents, servants or employees. Lessee shall give prompt notice to Lessor in case of fire or accidents in the Premises or in the building or other defects therein or in the fixtures or equipment.

                  (c) Anything contained herein to the contrary notwithstanding, the Lessor and the Lessee and all parties claiming under them hereby mutually release and discharge each other from all claims and liabilities arising from any cause whatsoever to the extent that it is covered by insurance on the leased property and/or Premises or covered by insurance in


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connection with the property and/or activities conducted on the leased property and/or Premises, regardless of the cause of the damage or loss. This release shall be valid and binding only to the extent that it is permissible and does not adversely affect insurance coverage on the Premises and the building. The parties shall endeavor to obtain a Waiver of Subrogation Rights from the insurance company and the Lessee hereby agrees to pay any increased costs of such insurance coverage resulting from said Waiver of Subrogation Rights.

         18.      INDEMNIFICATION AND INSURANCE

                  (a) Lessor shall not be liable and Lessee hereby waives all claims against Lessor for any damage to any property or any injury to any person in or about the Premises or the Building by or from any cause whatsoever, (including without limiting the foregoing, rain or water leakage of any character from the roof, windows, walls, basement, pipes, plumbing works or appliances, the Building not being in good condition or repair, gas, fire, oil, electricity or theft); except that Lessor will indemnify and hold Lessee harmless from such claims to the extent caused by the negligent or willful act of Lessor, or its agents, employees or contractors. Lessee shall defend, indemnify, and save Lessor harmless from and against any and all claims, actions, lawsuits, damages, liability, and expense (including, without limitation, attorneys' fees) arising from: (a) the act, neglect, fault, or omission to meet the standard imposed by any duty with respect to the loss, damage, or injury by Lessee, its agents, servants, employees, contractors, customers or invitees; (b) the conduct or management of any work or thing whatsoever done by the Lessee in or about the Premises or from transactions of the Lessee concerning the Premises; (c) Lessee's failure to comply with any and all governmental laws, ordinances and regulations applicable to the use of the Premises and its occupancy; or (d) any breach or default on the part of the Lessee in the performance of any covenant or agreement on the part of the Lessee to be performed pursuant to the Lease. The provisions of this Article shall survive the termination of this Lease with respect to any claims or liability occurring prior to such termination.

                  (b) Lessee shall at its expense carry with a company acceptable to Lessor, and keep in full force and effect, public liability insurance with a minimum single limit of One Million Dollars ($1,000,000.00). Said insurance policy shall name Lessor, by endorsements, as an additional insured and shall not be cancelable as to Lessor, by either Lessee or said insurance company without thirty (30) days written notice to Lessor. Lessee shall furnish Lessor a Certificate of Insurance as to such policy.

                  (c) Lessor agrees also to maintain public liability insurance on the building in which the Premises are located in the amount of One Million Dollars ($1,000,000.00) minimum single limit.


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         19.      DAMAGE OR DESTRUCTION

                  (a) Lessor shall purchase, carry and keep in full force and effect on the building fire, extended coverage and added perils insurance in the amount of eighty percent (80%), or more at Lessor's election, of the replacement cost of said building, boiler and machinery coverage in an amount deemed appropriate by Lessor, and rent insurance adequate to pay Lessee's rental obligations for nine (9) months. Lessor and any holder or holders of any mortgages or deeds of trust covering the Premises, or the property of which the same are a part thereof, shall be the sole insured under said policy and shall be entitled to all proceeds thereunder.

                  (b) In the event the Premises or the building of which the same are a part are damaged by fire or other insured casualty and the insurance proceeds have been made available therefor by the holder or holders of any mortgages or deeds of trust covering the Premises, or the property of which the same are a part, the damage shall be repaired by and at the expense of Lessor to the extent of such insurance proceeds available therefor provided such repairs can, in Lessor's sole opinion, be made within ninety (90) days after the occurrence of such damage without the payment of overtime or other premiums, and until such repairs are completed, the rent shall be abated in proportion to the part of the Premises which is unusable by Lessee in the conduct of its business (but there shall be no abatement of rent by reason of any portion of the Premises being unusable for a period equal to one (1) day or less). If the damage is due to the negligent act or omission of Lessee or its employees, agents or invitees, there shall be no abatement of rent. Lessor's obligation to promptly and fully restore the Premises to their condition prior to the destruction or damage is subject always to delays caused by acts of God, strikes, lockouts, inability to get materials, accidents, fire or matters beyond the control of Lessor, for which Lessor cannot be held responsible by Lessee. If repairs cannot, in Lessor's sole opinion, be made within ninety (90) days, Lessor may at its option make them within a reasonable time, and in such event, this Lease shall continue in effect and the rent shall be apportioned in the manner provided above. If Lessor does not elect as aforesaid within forty-five
(45) days, then either party may, by written notice to the other, cancel this Lease as of the date of the occurrence of such damages. A total destruction of the building in which the Premises are located shall automatically terminate this Lease.

                  (c) Except as provided in Paragraph 19(b) above, there shall be no abatement of rent and no liability of Lessor by reason of any injury to or interference with Lessee's business or property arising from the making of any repairs, alterations or improvements in or to any portion of the building of the Premises, or in or to fixtures, appurtenances and equipment therein, unless caused by the negligent act or omission of agents, employees, representatives or servants of Lessor. Lessee understands that Lessor will not carry insurance of any kind on Lessee's furniture and furnishings or on any fixtures or equipment removable by Lessee under the provisions of this Lease; and that Lessor shall not be obligated to repair any damage thereto or replace the same unless caused by the negligent act or omission of agents, employees, representatives or servants of Lessor. The Lessor shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of improvements installed in the Premises by or for Lessee, unless caused by the negligent act or omission of agents, employees, representatives or servants of Lessor.

                  (d) In the event that the building in which the demised Premises is situated may be destroyed to the extent of not less than thirty-three and one-third percent (33-1/3%) of the replacement cost thereof, Lessor may elect to terminate this Lease, whether the Premises be injured or not.


         20.      INVOLUNTARY TERMINATION

                  If at the date fixed as the commencement of the term of this Lease, or if at any time during the term hereby demised, there shall be filed by or against Lessee in any court pursuant to any statute, either the United States or of any State, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Lessee's property, and within thirty (30) days thereof Lessee fails to secure a discharge thereof, or if Lessee makes an assignment for the benefit of creditors or petitions for or enters into an arrangement, this Lease, at the option of Lessor, exercised within a reasonable time after notice of the happening of any one or more of such events, may be cancelled and terminated, in which even neither Lessee nor any person claiming through or under Lessee by virtue of any statute or any order of any court shall be entitled to possession or to remain in possession of the Premises demised, but shall forthwith quit and surrender the Premises; and Lessor, in addition to the other rights and remedies Lessor has by virtue of any other provision contained in this Lease or by virtue of any statute or rule of law, may retain as liquidated damages any rent, security deposit or monies received by it from Lessee or others on behalf of Lessee.

         21.      INABILITY TO PERFORM

                  This Lease and the obligation of Lessee to pay rent hereunder and perform all of the other covenants and agreements hereunder on the part of Lessee to be performed shall in no way be affected, impaired or excused because Lessor is temporarily unable to fulfill any of its obligations under this Lease or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations, or decorations or is unable to supply or is delayed in supplying any equipment or fixtures, if Lessor is prevented or delayed from doing so by reason of an act of God, strike, labor troubles or any outside cause whatsoever, including but not limited to riots and civil disturbances or governmental preemption in connection with a national emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by way or other emergency. Lessor agrees to use due diligence in attempting to correct such default and to attempt to reinstitute any service which it is obligated to provide within a reasonable period of time.

         22.      RIGHT OF LESSOR TO PERFORM

                  Except as otherwise contained herein, or unless otherwise agreed to in writing by the parties, all covenants and agreements to be performed by Lessee under any of the terms of this Lease shall be performed by Lessee at Lessee's sole cost and expense and without abatement of rent. If the Lessee shall fail to pay any sum of money, other than rent, required to be paid by it hereunder, or shall fail to perform any other act on its part to be performed hereunder and such failures shall continue for twenty (20) days after notice thereof by the Lessor, the Lessor may, but shall not be obligated to do so, and without waiving or releasing the Lessee from any obligations of the Lessee, make any such payment or perform any such other act on the Lessee's part to be made or performed as in this Lease provided. All sums so paid by Lessor and all necessary incidental costs together with interest thereon at the rate of eighteen percent (18%) per annum, or the prime interest rate as charged by Citibank of New York plus six percent (6%), whichever interest rate is greater, from the date of such payment by the Lessor shall be payable to the Lessor by Lessee on demand, and the Lessee covenants to pay such sums, and the Lessor shall have (in addition to any other right or remedy of the Lessor) the same rights and remedies in the event of the nonpayment thereof by the Lessee as in the case of default by the Lessee in the payment of rent.

         23.      DEFAULT

                  (a) In the event of any breach of this Lease by Lessee which is not cured within ten (10) days of written notice by Lessor (three [3] days in the case of non-payment of rent) of such breach, Lessee agrees that the full amount of any abated rent, plus the full amount of any leasing commission and tenant improvements Lessor has paid in connection herewith, shall become due and payable to Lessor upon any monetary default on the part of the Lessee which is not corrected within said ten (10) days from written notice from Lessor. Furthermore, in the event of Lessee's insolvency or liquidation, then Lessor, besides other rights or remedies it may have, shall have the immediate right of reentry and may remove all persons and property from the Premises, such property may be removed and stored in any other place in the building in which the Premises are situated or in any other place, for the account of and at the expense and at the risk of Lessee. Lessee hereby releases Lessor from all claims for damages which may be caused by Lessor's reentry and taking possession of the Premises or removing or storing the furniture and property as herein provided. Lessee further agrees that it will save and hold Lessor harmless from any loss, costs or damages occasioned Lessee thereby, and no such reentry shall be considered to be a forcible entry.

                  (b) Should Lessor elect to reenter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease, or it may from time to time, without terminating this Lease, relet said Premises or any part thereof in a reasonable fashion and for such term or terms and at such rental or rentals and upon such other terms and conditions as Lessor in its sole discretion may deem advisable, with the right to make alterations and repairs to said Premises. Rentals received by Lessor from such reletting shall be applied as follows: first, to the payment of any indebtedness, other than rent, due hereunder from Lessee to Lessor; second, to the payment of any cost of reletting; third, to the payment of the cost of any alterations and repairs to the Premises; fourth, to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Lessor and applied in payment of future rent as the same may become due and payable hereunder. Should such rentals received from such reletting during any month be less than that agreed to be paid during that month by Lessee hereunder then Lessee shall pay such deficiency to Lessor. Such deficiency shall be calculated and paid monthly.

                  (c) No such reentry or taking possession of said Premises by Lessor shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Lessee, or unless the termination thereof be decreed by a court of competent jurisdiction. Should Lessor at any time terminate this Lease for any breach, in addition to any other remedy it may have, it may recover from Lessee damages consisting of the rent reserved in this Lease for the remainder of the stated term.

                  (d) No payments of money by the Lessee to the Lessor after the termination of this Lease, in any manner, or after the giving of any notice (other than a demand for the payment of money) by the Lessor to the Lessee, shall reinstate, continue or extend the term of this Lease or affect any notice given to the Lessee prior to the payment of such money, it being agreed that after the service of notice or the commencement of a suit or after final judgment granting the Lessor possession of said Premises, the Lessor may receive and collect any sums of money whether as rent or otherwise, shall not waive said notice, or in any manner affect any pending suit or any judgment theretofore obtained.

         24.      NON-PAYMENT OF RENT AND OTHER AMOUNTS DUE

                  If the rent due from Lessee to Lessor hereunder is paid later than the 5th day of the month when due, a late fee will be charged calculated at the rate of ten percent (10%) of the month then due, but the payment of such fee shall not excuse or cure any default by Lessee under this Lease.

         25.      HOLDING OVER

                  If Lessee shall remain in possession of the Premises after expiration of the term of this Lease, or any extension thereof, without written agreement as to such possession, then

Lessee shall be a tenant from month-to-month at a monthly rental equal to one and one-half (1-1/2) times the highest monthly rate provided for herein. The rental shall be paid in advance on the first day of each month during such hold over term. Such tenancy shall continue until terminated by Lessor or until Lessee shall have given Lessor a written notice at least one (1) month prior to the date of termination of such monthly tenancy of its intention to terminate such tenancy. Such holding over shall not constitute an extension of this Lease.

         26.      ATTORNEY'S FEES

                  In case suit shall be brought for an unlawful detainer of the said Premises for the recovery of any rent due under the provisions of this Lease, or because of the breach of any other covenant herein contained, on the part of Lessee to be kept or performed, Lessee shall pay to Lessor all reasonable attorney's fees, in the event Lessor prevails in said litigation. In the event Lessee shall bring suit for breach of Lessor's covenants herein contained and shall prevail therein, or shall prevail in a suit brought by Lessor as herein provided, Lessor shall pay to Lessee all reasonable attorney's fees.


         27.      WAIVER

                  The waiver by either party of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition of any subsequent breach of the same, or any other term, covenant or condition herein contained. The acceptance of rent hereunder shall not be construed to be a waiver of any breach by Lessee of any term, covenant or condition of this lease, regardless of Lessor's knowledge of such breach at the time of acceptance of the rent. It is understood and agreed that the remedies herein given to the parties shall be cumulative, and the exercise of any one remedy by a party shall not be the exclusion of any other remedy.

         28.      NOTICE

                  Any notice from Lessor to the Lessee or from the Lessee to the Lessor shall be deemed duly served if mailed by registered or certified mail, addressed to the Lessee at said Premises, or to a place Lessee may designate in writing from time to time, whether or not Lessee has departed from, vacated or abandoned the Premises, or to the Lessor at the place from time to time established for the payment of rent, and the customary registered or certified mail receipt shall be conclusive evidence of such service.

         29.      SUBLETTING AND ASSIGNMENT

                  Lessee agrees that it will not sublet the Premises, or any part thereof without the written consent WHICH CONSENT SHALL NOT BE REASONABLY WITHHELD of the Lessor first had and obtained. A consent to one subletting, occupation or use by any other person shall not be deemed to be a consent to any subsequent subletting, occupation or use by another person. Any such subletting without such consent shall be void, and shall, at the option of Lessor, terminate this Lease. This Lease shall not, nor shall any interest therein, be assignable, as to the interest of Lessee, by operation of law, without the written consent of Lessor.

         30.      SUBORDINATION

                  This Lease is subject and subordinate to all ground and underlying leases, mortgages, and deeds of trust which now or hereafter may affect the real property of which the Premises form a part or affect the ground or underlying leases, and to all renewals, modifications, consolidations, replacements and extensions thereof. It is further agreed that this Lease may, at the option of the Lessor, be made subordinate to any ground or underlying leases, mortgages or deeds of trust which may hereafter affect the real property of which the Premises form a part or affect the ground or underlying leases, and that Lessee, or its successors in interest, will execute and deliver upon the demand of Lessor any and all reasonable instruments desired by Lessor subordinating in the manner requested by Lessor this Lease to such lease, mortgages or deeds of trust.

         31.      ESTOPPEL

                  Lessee shall, from time to time, upon not less than ten (10) days prior written notice from the Lessor, execute, acknowledge and deliver to the Lessor a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the dates to which rental and other charges are paid in advance, if any, and acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if they are claimed. It is expressly understood and agreed that any such statement may be relied upon by any prospective purchaser, encumbrancer or subtenant, on all or any portion of the real property of which the Premises are a part. The failure of Lessee to deliver such statement within such time shall be conclusive upon Lessee that this Lease is in full force and effect, and that there are no uncured defaults in the performance hereunder and that not more than two (2) months' rental has been paid in advance by Lessee.

         32.      MISCELLANEOUS PROVISIONS

                  (a) The words "Lessor" and "Lessee" as used herein shall include the plural as well as the singular. Words used in masculine gender include the feminine and neuter. If there be more than one Lessee, the obligations hereunder imposed upon Lessee shall be joint and several. The titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

                  (b) Time is of the essence of this Lease, and each and all of its provisions.

                  (c) Submission of this instrument for examination or signature by Lessee does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Lessor and Lessee.

                  (d) Exhibits, clauses, plats, and riders, if any, signed by Lessor and Lessee and endorsed on or affixed to this Lease are a part hereof, and in the event of variation or discrepancy, the duplicate original hereof, including such clauses, plats and riders, if any, held by Lessor shall control. Rules and Regulations attached hereto are hereby specifically made a part of this Lease, whether signed by Lessee or not.

                  (e) Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof, and such other provisions shall remain in full force and effect.


                  (f) This Lease contains the entire agreement between the parties and any agreement hereafter made shall be ineffective to change, modify or discharge it in whole or in part, unless such agreement is in writing and signed by the party sought to be charged.

                  (g) This Lease shall be governed by and construed pursuant to the laws of the State of Colorado.

                  (h) Lessee hereby grants Lessor permission to obtain from time to time such credit references as Lessor deems appropriate.

         33.      SUCCESSORS AND ASSIGNS

                  The covenants and conditions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto and all of the parties hereto shall be jointly and severally liable hereunder.




         34. ADA COMPLIANCE Lessee shall not cause or permit any violation of the Americans with Disabilities Act (the "ADA") to occur upon or about the Premises by Lessee, its agents, employees, contractors or invitees. Lessee shall indemnify, defend and hold Lessor harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation, diminution in value of the Premises, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises, damages arising from any adverse impact on marketing of space of the Premises, and sums paid in settlement of claims, attorney's fees, consultation fees and expert fees) which arise during or after the term as a result of such violation. This indemnification of Lessor by Lessee includes, without limitation, costs incurred in connection with any investigation of site conditions or any remedial work required by any federal, state or local governmental agency or political subdivision because of any ADA violation present on or about the Premises. Lessee shall be permitted to make such alterations to the Premises as may be necessary to comply with the ADA, at Lessee's sole expense and upon the prior written consent of Lessor. Without limiting the foregoing, if the presence of any ADA violation on the Premises caused or permitted by Lessee results in remedial work on the Premises, Lessee shall promptly take all actions at its sole expense as are required by any federal, state or local governmental agency or political subdivision to comply with the ADA; provided that Lessor's consent to such actions shall first be obtained. Lessor's consent under this section shall not be unreasonably withheld.

         35.      CORPORATE AUTHORIZATION

                  If Lessee is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation and that this Lease is binding upon said corporation in accordance with its terms. Lessee agrees to provide Lessor with such a resolution within five (5) days of the execution of this Lease.

         36.      EXHIBITS

                  See Exhibits "A", "B", "C", and "D" attached hereto and incorporated herein by reference.

         IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease the day and year first above written.

LESSEE:                                              LESSOR:

BUSINESS RESOURCE GROUP                     CENTENNIAL PLAZA, LLC
a California corporation                    a Colorado corporation,


By:                                         By:
   -----------------------------               --------------------------
   P. Steven Melman                            Everett B. Clark


Title:  Chief Financial Officer             Title:   LLC Manager
      -------------------------                   -----------------------

                                PERSONAL GUARANTY

         For value received, and in consideration of the giving of the within Lease, the undersigned personally guarantees to Lessor, its successors and assigns, the full performance and observance of all the covenants, conditions and agreements herein provided to be performed and observed by the Lessee, without requiring any notice of nonpayment, nonperformance or nonobservance, or proof of notice or demand to charge the undersigned therefor, nor shall failure of the Lessor to enforce its rights against the Lessee or concessions made by the Lessor to the Lessee affect the liability hereunder. In case of breach hereof by Lessee, Lessor may, in its sole discretion, proceed directly against the guarantor(s) with or without joinder of Lessee.



GUARANTOR

Name:     Business Resource Group
     --------------------------------

Address: 2150 North First Street
        -----------------------------
         San Jose, California  95131
        -----------------------------

Federal ID#:      77-0150337
            ---------------------

                                   EXHIBIT "A"
                             DESCRIPTION OF PREMISES


Suite 199, located on the East corridor of the first floor, approximately 1,359 rentable square feet.

                                   EXHIBIT "B"

Items to be provided and installed by Lessor shall include the following building standard tenant finish items:

         1.       Apply paint to all walls with Pittsburgh Paint in Old Linen
                  #2535.
         2.       Steam clean carpet.
         3.       Replace damaged ceiling tiles.

Lessee hereby acknowledges that any changes to the work specified may result in an extra charge to Lessee. Lessor agrees to provide Lessee with an estimate of the cost of any changes before such changes are approved by Lessee.

                                   EXHIBIT "C"
                              RULES AND REGULATIONS



                          AND MADE A PART OF THIS LEASE

                              DATED October 4, 1996

                      By and Between CENTENNIAL PLAZA, LLC
                                     Lessor

                                       and

                             BUSINESS RESOURCE GROUP
                                     Lessee

1. Generally recognized business days include non-holiday weekdays and Saturdays from 7:00 a.m. to 7:00 p.m.

2. On Sunday and legal holidays and on other days between the hours of 6:00 p.m. and 7:00 a.m., access to the building, or to the halls, corridors, elevators or stairways in the building, or to the Premises may be refused unless the person seeking access is known to the person or employee of the building in charge and has a pass or is properly identified. The Lessor shall in no event be liable for damages for any error with regard to the admission to or exclusion from the building of any person whom the Lessor has the right to exclude under Rules 15 and
         16. In case of invasion, mob, riot, public excitement, or other commotion, the Lessor reserves the right to prevent access to the building during the continuance of the same by closing the doors or otherwise, for the safety of the lessees and protection of the property in the building.

3. Lessee shall see that the windows and doors of the Premises are closed and securely locked before leaving the building. Lessee shall upon entering or leaving the Premises after normal working hours lock the entrance doors, and these doors are to remain locked while the Lessee or his employees are at work in the building.

         Lessee must observe strict care and caution to the effect that all lights and water of the Premises be carefully shut off, and window coverings closed, so as to prevent waste or damage, and for any default or carelessness Lessee shall make good all injuries sustained by other lessees or occupants of the building or Lessor.

4. Except with the prior written consent of the Lessor, no lessee shall sell or permit the sale of any merchandise at retail in or from the Premises. No Lessee shall occupy or permit any portion of his Premises to be occupied as an office for a public stenographer or typist; or any manufacturing of any kind, or as a medical office, or as a barber shop, beauty parlor or manicure shop, or any business other than that specifically provided for in the Lessee's Lease.

5. The Lessee shall not do or permit anything to be done in the Premises, or bring or keep anything therein, which shall in any way increase the rate of fire insurance on the building, or on the property kept therein, or obstruct or interfere with the right of other lessees, or in any way injure or annoy them, or conflict with the regulations of the fire department of fire laws, or with any insurance policy upon the building or any part thereof, or with any rules and ordinances established by the Board of Health or other governmental authority.

6. The Lessee shall not use or keep in the Premises or the building any kerosene, gasoline, or any inflammable, combustible or explosive fluid, chemical or substance, or use any method of heating or air conditioning other than that supplied by the Lessor.



7. No lessee shall sweep or throw or permit to be swept or throw from the Premises any dirt or other substance into any of the corridors or halls, elevators, or out of the doors or stairways of the building, or from the balconies. No lessee shall use, keep or permit to be used any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Lessor or other occupants of the building by reason of noise, odors and/or vibrations, or interfere in any way with other lessees or persons having business therein, nor shall any animals or birds be brought in or kept in or about the premises or the building.

8. No sign, placard, picture, advertisement, name or notice, visible from the exterior of the Premises, or corridor hall, shall be inscribed, painted or affixed by the Lessee on or to any part of the outside or inside of the building or the Premises without the prior written consent of the Lessor. If the Lessor shall have given such written consent at any time, whether before or after the execution of this Lease, such consent shall in no way operate as a waiver or release of any of the provisions hereof or of this Lease, shall be deemed to relate only to the particular sign, placard, picture, advertisement, name or notice so consented to by the Lessor, and shall not be construed as dispensing with the necessity of respect to each and every sign, placard, picture, advertisement, name or notice.

         All approved signs or lettering on doors, walls and corridor windows shall be printed, painted, affixed or inscribed by the Lease by a person approved by Lessor.

         If the Lessor, by a notice in writing to the Lessee, shall object to any curtain, blind, shade or screen attached to, or hung, on, or used in connection with, any window or door of the Premises, such use of such curtain, blind, shade or screen shall be forthwith discontinued by the Lessee. No awnings shall be permitted on any part of the Premises.

9. Lessee shall not employ any person or persons other than the janitor of Lessor for the purpose of cleaning the Premises unless otherwise agreed to by Lessor. Except with the written consent of Lessor, no person or persons other than those approved by Lessor shall be permitted to enter the building for the purpose of cleaning the same. Lessee shall not cause any unnecessary labor by reason of Lessee's carelessness or indifference in the responsible to any lessee for any loss of property on the Premises, or for any damage done to the effects of any lessee by the janitor or any other employee or any other person. Janitor service shall include ordinary dusting and cleaning by the janitor assigned to such work and shall not include cleaning of carpets or rugs, except normal vacuuming, or moving of furniture or other special services.

10. No bicycles, vehicles or animals of any kind shall be brought or kept in or about the Premises and no cooking, shall be done or permitted by any Lessee on the Premises, except that the preparation of coffee, tea, hot chocolate and similar items for the Lessee and its employees and business visitors shall be permitted.

11. Lessor will direct electricians as to where and how telephone, telegraph and computer wires are to be introduced. No boring or cutting for wires or otherwise shall be allowed without directions from the Lessor. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Lessor.

12. No machinery of any kind, including air-conditioning units or other similar apparatus, or vending machines of any description, shall be installed, maintained or operated within the building or Premises without the written consent of the Lessor.

13. The requirements of Lessee will be attended to only upon application at the office of the Lessor. Employees of the Lessor shall not perform any work or do anything outside of their regular duties unless under special instructions from the Lessor, and no employee of Lessor will admit any person (Lessee or otherwise) to any office without specific instructions from the Lessor.

14. No painting shall be done, nor shall any alterations be done to any part of the building or Premises by putting up or changing any partition or partitions, door or doors, window or windows, nor shall there be any nailing, boring or screwing into the walls, woodwork or plastering without the consent of the Lessor or its agent. Lessee shall not permit any contractor or other person making any alterations, additions or installations within the Premises to use the hallways, lobby or corridors as storage or work areas without the prior written consent of Lessor. Lessee shall be liable for and shall pay the expense of any additional cleaning or other maintenance required to be performed by Lessor as a result of the transportation or storage of materials or work performed within the building by or for the Lessee.

15. The sidewalks, halls, passages, exits, entrances, elevators and stairways in and around the building shall not be obstructed by any of the Lessees or used by them for any purpose other than for ingress to and egress from their respective Premises. The halls, passages, exits, entrances, elevators, stairways, balconies and roof are not for the use of the general public, and the Lessor shall, in all cases, retain the right to control and prevent access thereto of all persons whose presence, in the judgment of the Lessor, shall be prejudicial to the safety, character, reputation and interest of the building and its lessees, provided that nothing herein contained shall be construed to prevent such access to persons with whom the Lessee normally deals in the ordinary course of its business unless such persons are engaged in illegal activities. No lessee and no employee of any lessee shall go up on the roof of the building without the written consent of the Lessor.

16. No lessee shall lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except by a paste, or other material which may easily be removed with water, the use of cement or other similar adhesive materials being expressly prohibited. The method of affixing any such linoleum, tile, carpet or other Lessor. The expense of the repairing any damage resulting from a violation of this rule shall be borne by the Lessee by whom, or by whose contractors, employees, or invitees, the damage shall have been caused.

17. No furniture, freight or equipment of any kind shall be brought into the building without the consent of Lessor and all moving of the same into or out of the building shall be done at such time and in such manner as lessor shall designate. Lessor shall have the right to determine or limit the weight, size and position of all safes and other heavy equipment brought into the position of all safes and other heavy equipment brought into the building, and also the times and manner of moving the same in and out of the building. Safes or other heavy objects shall, if considered necessary by Lessor, stand on wood strips of such thickness as is necessary to properly distribute their weight. Lessor will not be responsible for loss of or damage to any such safe and such safe or property shall be repaired at the expense of the Lessee. Furniture, freight or equipment shall be moved in or out of the building only upon the elevator designated by Lessor (if the building is so equipped and then only during such hours and in such manner as may be prescribed by the Lessor.

18. No furniture, packages, supplies, equipment or merchandise will be received in the building except between such hours as shall be designated by the Lessor.

19. Lessor shall have the right, upon ninety (90) days prior written notice to Lessee, exercisable without notice and without liability to Lessee, to change the name and the street address of the building of which the Premises are a part.

20. Canvassing, soliciting and peddling in the building are prohibited, and each Lessee shall cooperate to prevent the same.

21. The bulletin boards or directories of the building will be provided exclusively for the display of the name and location of Lessee only, and Lessor reserves the right to exclude any other names therefrom.

22. Lessor reserves the right to exclude or expel from the building any person who, in the judgment of Lessor, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the building.

23. The Lessee shall not alter any lock nor install any new or additional locks or any bolts on any door of the Premises without written consent of the Lessor, if the Lessor shall give its consent, the Lessee shall in each case furnish the Lessor with a key for any such lock. Each lessee must, upon the termination of tenancy, restore to the Lessor all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such lessee, and in the event of the loss of any keys so furnished, such lessee shall pay the Lessor the cost of replacing the same or of changing the lock or locks opened by such lost key, if Lessor shall deem it necessary to make such change.

24. The Lessor reserves the right to make modifications hereto and such other and further rules and regulations from time to time as in its judgment may be required for the safety, care and cleanliness of the Premises and the building, and for the preservation of good order therein. Lessee agrees to abide by all such.

25. Lessee covenants that any windows within its Premises opening to the outside of the building shall remain closed during the building operating hours on generally recognized business days as defined in Exhibit "C", Paragraph 1.



LESSOR:

CENTENNIAL PLAZA, LLC


By:____________________________
         Everett B. Clark
         LLC Manager


LESSEE:

BUSINESS RESOURCE GROUP


By:____________________________
         P. Steven Melman
         Chief Financial Officer

                                   EXHIBIT "D"
                             ACCEPTANCE OF PREMISES

                                 TO OFFICE LEASE

                          BETWEEN CENTENNIAL PLAZA, LLC
                                   ("LESSOR")

                                       and

                             BUSINESS RESOURCE GROUP
                                   ("LESSEE")

THIS AGREEMENT is made this 4th day of October, 1996 by and between Centennial Plaza, LLC, (hereinafter called "Lessor") and Business Resource Group, (hereinafter called "Lessee") pertaining to Suite 199 , Centennial Airport Plaza, 12200 East Briarwood Avenue, Englewood, Colorado (the "Premises").

                              W I T N E S S E T H:

WHEREAS, by Office Lease executed the 4th day of October, 1996, Lessor leased unto Lessee the Premises known as Suite 199 , unless sooner terminated or extended as provided therein, and,

WHEREAS, Lessor and Lessee now desire to amend the Office Lease to establish different commencement and expiration dates,

NOW, THEREFORE, Lessor and Lessee hereby agree that the Office Lease shall be amended as follows:

1. The term of the Office Lease shall be deemed to have commenced on October 1, 1996 and shall continue until twelve o'clock midnight on September 30, 1998, unless sooner terminated or extended as provided herein.

2. By execution hereof, Lessee hereby acknowledges that all improvements required of Lessor have been satisfactorily performed and Lessee does hereby accept the Premises delivered by Lessor in an "as is" condition. Lessee further acknowledges and agrees that such Premises are now suitable for the purpose for which they were let.

3. Except as hereby amended, the Office Lease shall continue in full force and effect.

4. This Agreement shall be binding upon the parties hereto, their heirs, executors, successors, and assigns.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

EXECUTED this     4th    day of  October , 1996.
              ----------        ---------    ---

LESSEE:                                              LESSOR:

BUSINESS RESOURCE GROUP                     CENTENNIAL PLAZA, LLC


By:                                         By:
   -----------------------------               ---------------------------
         P. Steven Melman                   Everett B. Clark

Title: Chief Financial Officer              Title: LLC Manager
      -----------------------------               ------------------------